LNB Bancorp, Inc.
Exhibit to Form 10-K
(for the fiscal year ended December 31, 2003)
S-K Reference Number (14)
LNB Bancorp, Inc. — Code of Business Conduct and Ethics
      This item is available at the corporate website www.4lnb.com

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